UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 11, 2023

MachTen, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-56553	92-3979418
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1516 Barlow Street, Suite D, Traverse City, MI	49686
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 642-4227

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 11, MachTen announced that several of its’ subsidiaries have elected to participate in the Federal Communications Commission Enhanced-ACAM program.  This program extends the current ACAM program by 10 years. In addition, MachTen also announced that several of its’ subsidiaries will participate in RUS ReConnect grants.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Press Release dated October 11, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACHTEN, INC.

Dated: October 11, 2023	By:	/s/ Stephen J. Moore
		Name:	Stephen J. Moore
		Title:	Interim Chief Financial Officer